EXHIBIT 10.65



                                 PROMISSORY NOTE
                                 ---------------

$614,625.00                                  Chicago, Illinois
                                             September 6, 1995

          FOR VALUE RECEIVED, the undersigned, Alan H. Spiro, an individual ("Borrower"), HEREBY PROMISES TO PAY TO THE ORDER OF MEDICON, INC., an Illinois corporation ("Lender"), at Lender's principal place of business, 40 Skokie Boulevard, Northbrook, Illinois 60062, or such other place as Lender may hereafter designate to Borrower from time to time, in lawful money of the United States of America and in immediately available funds, in a single installment payable in full on the "Maturity Date" (as defined below), the principal sum of SIX HUNDRED AND FOURTEEN THOUSAND SIX HUNDRED AND TWENTY-FIVE AND NO/100 DOLLARS ($614,625.00) or, if less, the then unpaid principal balance of the "Loans" (as defined below) evidenced hereby.

          This Promissory Note evidences the "Restructuring Loan" and re-evidences the "Prior Loan" (in each case as defined below). To the extent that this Promissory Note re-evidences the Prior Loan, (i) the repayment and other terms governing the Prior Loan are hereby amended and restated in their entirety and the Prior Loan shall be repayable hereafter in accordance with the terms and provisions hereof and (ii) it is the intention of the parties that this Promissory Note not constitute a novation of the Prior Loan.

          Borrower further promises to pay to the order of Lender (i) interest on the outstanding principal balance hereof at an annual rate (the "Interest Rate") equal to the "Designated Rate" (as defined below); provided, however,
                                                          --------  -------
that the Interest Rate shall not (except as set forth in the next provison) exceed 10%; provided, further, however, that after the occurrence of an "Event
            --------  -------  -------
of Default" (as defined below), interest shall accrue at an annual rate equal to the Designated Rate plus four percent (4.0%) until all amounts due hereunder are
                    ----
fully paid and satisfied and (ii) any amounts payable by Borrower pursuant to
Section 6.1 hereof. The Interest Rate shall change automatically and simultaneously with each change in the Designated Rate and simultaneously with each change in the Designated Rate (effective as of the opening of business on the date of such change in the Designated Rate). Accrued interest hereunder shall be payable by Borrower in lawful money of the United States of America and in immediately available funds on the Maturity Date. Notwithstanding anything to the contrary contained herein, interest payable hereunder shall not exceed the maximum rate permitted by applicable law.

          The obligation of Borrower hereunder shall be absolute and unconditional notwithstanding any defense or claim that may arise hereunder or in connection herewith, and Borrower shall perform Borrower's obligations hereunder without notice or demand and without making any setoff or otherwise withholding amounts in respect of any such defense or claim.

                                    ARTICLE I
                                   DEFINITIONS

          Section 1.1.  Definitions. As used herein, the following terms shall
                        -----------
have the indicated meanings:

          "Bankruptcy Code" shall mean Title 11 of the United States Code
           ---------------
entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

          "Bonus Payment" shall have the meaning assigned to such term in the
          ---------------
Spiro Pledge Agreement.

          "Business Day"  shall mean any day, excluding Saturday, Sunday and any
           ------------
day that is a legal holiday under the laws of the State of Illinois, or is a day on which banking institutions in Chicago, Illinois are required or authorized by law or other governmental action to close.

          "Change of Control"  shall mean (i) the direct or indirect sale,
           -----------------
lease, exchange or other transfer of all or substantially all of the assets of Lender to any Person or group of Persons acting in concert as a partnership or other group (a "Group of Persons"), (ii) the merger or consolidation of Lender with or into another Person, with the effect that the then existing stockholders of Lender hold less than fifty percent (50%) of the combined voting power of the then outstanding securities of the Person surviving such merger, or the Person resulting from such consolidation, ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, (iii) the replacement of a majority of the Board of Directors of Lender, over a two-year period, from the directors who constituted the Board of Directors of Lender at the beginning of such period, and such replacement shall not have been approved by the Board of Directors of Lender (or its replacements approved by the Board of Directors of Lender) as constituted at the beginning of such period, (iv) a Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of Lender representing fifty (50%) or more of the combined voting power of the then outstanding securities of Lender ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

          "Contractual Obligations"  shall mean, with respect to any Person, any
           -----------------------
provision of any capital stock issued by that Person or any indenture, mortgage, deed of trust, contact, undertaking, agreement, instrument or other document to which that Person is a party or by which that Person or any of that Person's properties is bound or to which that Person or any of that Person's properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of that Person).

          "Designated Rate" shall mean a variable annual rate of interest equal
           ---------------
to the highest of the "prime rate," "reference rate," "base rate" or other similar rate announced from time to time by The Northern Trust Company, Chicago, as reasonably determined from time to time by Lender (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate charged to any customer by such bank).

          "Event of Default" shall mean any of the events described or listed in
           ----------------
Section 5.1 hereof.

          "Exchange Act" shall mean the Securities and Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of any Governmental Authority promulgated thereunder.

          "Governmental Authority" shall mean any nation, state, sovereign or
           ----------------------
political subdivision thereof or thereto and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Initial Public Offering" shall mean the sale in an underwritten
           -----------------------
offering by Lender of its common stock pursuant to a registration statement on form S-1 or otherwise under the Securities Act.

          "Lien"  shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Loans" shall mean, collectively, the Prior Loan and the Restructuring
           -----
Loan.

          "Material Adverse Effect" shall mean, with respect to Borrower, a
           -----------------------
material adverse effect on (i) the financial condition of Borrower, or (ii) the ability of Borrower to perform his obligations under this Promissory Note.

          "Maturity Date" shall mean the date which is the earliest to occur of
           -------------
(i) September 6, 2005, (ii) the date on which Borrower's employment by Lender shall terminate as a result of termination of Lender for "Cause" (as such term is defined in the Spiro Employment Agreement) (iii) the date which is three years after the date on which Lender terminates Borrower's employment without Cause and (iv) the date which is six (6) months after the Borrower's employment with Lender shall terminate as a result of the Borrower's resignation.

          "Obligations" shall mean all present and future loans, advances,
           -----------
debts, liabilities, obligations, covenants and duties owing by Borrower to Lender, of every type and description, present or future, arising under or in connection with this Promissory Note, or the transactions contemplated hereby. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements and paralegals' fees, and any other sums chargeable to Borrower hereunder.

          "Person" shall mean and include any person, employee, individual, sole
           ------
proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or Governmental Authority.

          "Prior Loan" shall mean the demand loan in the original principal
           ----------
amount of $150,000, evidenced by the books and records of Lender and advanced by Lender to Borrower on April 14, 1995.

          "Requirements of Law" shall mean any law, rule or regulation, or
           -------------------
determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon Borrower or any of his property or to which Borrower or any of his property is subject.

          "Restructuring Agreement" shall mean that certain Restructuring
           -----------------------
Agreement dated as of September 6, 1995, among Borrower, Lender and certain other Persons signatories thereto.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations of any Government Authority promulgated thereunder.

          "Spiro Employment Agreement" shall have the meaning assigned to such
           --------------------------
term in the Spiro Pledge Agreement.

          "Spiro Pledge Agreement" shall mean that certain Pledge and Security
           ----------------------
Agreement dated as of September 6, 1995, executed by Borrower in favor of Lender.

          "Tax Refund" shall have the same meaning assigned to such term in the
           ----------
Spiro Pledge Agreement.

          Section 1.2. Terms.  Capitalized terms used herein shall be deemed to
                       -----
refer to the masculine, feminine, neuter, singular or plural, as the identity of any Person or Persons may in the context require.

                                   ARTICLE II
                             OTHER TERMS AND PAYMENT

          Section 2.1    Restructuring Loan.  Upon satisfaction of the
                         ------------------
conditions set forth in Article III, Lender agrees (A) to continue the Prior Loan, which shall be repayable hereafter in accordance with the terms and provisions hereof, and (B) to make advances (each a "Restructuring Advance") to Borrower from time to time prior to the earliest to occur of (i) the Maturity Date, (ii) the date on which Borrower shall cease to be employed by Lender for any reason and (iii) commencement of the "Trigger Period" (as such term is defined in the Spiro Employment Agreement), in an aggregate principal amount not to exceed $464,625 (the "Restructuring Loan"). Amounts borrowed under this
Section 2.1 and repaid may not be reborrowed. The initial Restructuring Advance shall be in the principal amount of $374,625 and shall be made on the date of this Promissory Note by application of the proceeds thereof in satisfaction of Borrower's payment obligation pursuant to Section 1 of the Restructuring Agreement. Each subsequent Restructuring Advance shall be in the principal amount of $1,250 and shall be made by Lender on the fifteenth day and last day, respectively, of each consecutive calendar month commencing September 15, 1995, and the proceeds thereof shall be deposited by Lender on each such date in such account as Borrower may from time to time designate to Lender in writing.

          Section 2.2.   Payments and Computations.
                         -------------------------

          (a) Borrower shall make each payment hereunder not later than 12:00 noon (Chicago time) on the day when due, in lawful money of the United States of America and immediately available funds, by wire transfer to an account designated by Lender.

          (b) All computations of interest shall be made by Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (c) Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

          Section 2.3.   Prepayments.
                         -----------

          (a)  Voluntary Prepayments.   Borrower may prepay the Loans, in whole
               ---------------------
or part, at any time or from time to time, without premium or penalty.

          (b)  Mandatory Prepayments.
               ---------------------

          (1) Immediately upon receipt by or for the account of Borrower of the proceeds of any Tax Refund, Borrower shall prepay the Loans in an amount equal to such proceeds.

          (2) Immediately upon receipt by or for the account of Borrower of the proceeds of any Bonus Payment, Borrower shall prepay the Loans in an amount equal to such proceeds.

          (3) Immediately upon receipt by the Borrower of cash proceeds, marketable securities or marginable securities in connection with a Change of Control, Borrower shall prepay the Loans in an amount equal to such proceeds or the cash proceeds resulting from the sale or margin of such securities, as the case may be.

          (4) Immediately upon (i) the receipt of cash proceeds in an Initial Public Offering resulting from the sale of the securities pledged pursuant to the Spiro Pledge Agreement or (ii) the securities pledged pursuant to the Spiro Pledge Agreement becoming saleable or marginable (in such case following an Initial Public Offering), Borrower shall prepay the Loans in an amount equal to the proceeds from any such sale or margin of such securities.

          (b)  Application.   All prepayments made pursuant to subsections
               -----------
2.3(a) and (b) above shall be applied by Lender to the outstanding principal balance of the Loans on a pro rata basis.


                                   ARTICLE III
                              CONDITIONS PRECEDENT

          3.1  Conditions Precedent to Disbursement of Proceeds.  The obligation
               ------------------------------------------------
of Lender on any date (i) to make any Restructuring Advance, including, without limitation, the Initial Restructuring Advance, and (ii) to continue to maintain the Prior Loan, shall be subject to the prior satisfaction of all of the following conditions precedent, before and after giving effect thereto:

          (a)  Certain Documents.  Lender shall have received on or before such
               -----------------
date the following documents, each of which shall be in form and substance satisfactory to Lender:

          (i) this Promissory Note and the Spiro Pledge Agreement, duly executed and delivered by Borrower; and

          (ii) the Employment Agreement, duly executed and delivered by Borrower.

          (b)  Certain Transactions.  Lender shall have received on or before
               --------------------
such date evidence reasonably satisfactory to Lender of the due execution and delivery by each Person a party thereto of the Restructuring Agreement, and all other agreements, documents and instruments executed pursuant thereto or in connection therewith, each of which shall be in form and substance satisfactory to Lender, and the consummation of the respective transactions contemplated thereby.

          (c)  Representations and Warranties.  All of the representations and
               ------------------------------
warranties of Borrower contained herein shall be true and correct in all material respects on and as of such date as though made on and as of such date both before and after giving effect to such disbursements.

          (d)  No Default.  No Event of Default or event which, after the giving
               ----------
of notice or the lapse of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of such disbursement.

          (e)  No Injunction.  No law or regulation shall prohibit, and no
               -------------
order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain Lender from making such disbursement.

          An Event of Default shall be deemed "continuing" until waived in writing.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          In order to induce Lender (i) to make any Restructuring Advance, including, without limitations, the initial Restructuring Advance, and (ii) to continue to maintain the Prior Loan, Borrower hereby represents and warrants to Lender that on and as of the date hereof and on and as of the date of each such Advance, before and after giving effect thereto:

          4.1  Capacity.  Borrower has all requisite capacity to
               --------
own and encumber his property and assets and to execute, deliver and perform his obligations under this Promissory Note, and all other agreements, documents and instruments, if any, to be executed in connection herewith or with the transactions contemplated hereby.

          4.2  Enforceability.  This Promissory Note has been duly executed and
               --------------
delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

          4.3  No Conflict.  The execution, delivery and perform-
               -----------
ance by Borrower of this Promissory Note do not and will not, (a) violate any Requirement of Law or Contractual Obligation binding upon Borrower, (b) constitute a tortious interference with any such Contractual Obligation or conflict with, result in a breach of or constitute (with or without notice or lapse of
                                     - 7 -
time or both) a default under any such Requirement of Law or Contractual Obligation, or require the termination of any such Contractual Obligation, (c) result in or require the creation or imposition of any Lien whatsoever upon any assets or property of Borrower (other than a Lien in favor of Lender), or (d) require any consent of any Person under any material Contractual Obligation of Borrower.

          4.4  Governmental Consents.  The execution, delivery and performance
               ---------------------
by Borrower of this Promissory Note, the respective uses of the proceeds of the Loans and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority.

                                    ARTICLE V
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

          Section 5.1.  Events of Default.  Each of the following
                        -----------------
occurrences shall constitute an "Event of Default" under this Promissory Note:

          (a)  Payment.  Failure of Borrower to pay, when due or declared due,
               -------
any of the Obligations.

          (b)  Breach of Covenants.  Failure to Borrower to duly and punctually
               -------------------
perform or observe any term, provision, condition, agreement or covenant binding on Borrower hereunder.

          (c)  Breach of Warranty or Representation.  Any repre-
               ------------------------------------
sentation, warranty or other written disclosure made by Borrower to Lender under or in connection with this Promissory Note shall be false or incorrect in any material respect on the date made.

          (d)  Involuntary Bankruptcy; Appointment of Receiver; etc.  (i)  A
               -----------------------------------------------------
court enters a decree or order for relief with respect to Borrower in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (ii) the continuance of any of the following events for forty-five (45) days unless dismissed, bonded or discharged: (1) an involuntary case is commenced against Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (2) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower, or over all or a substantial part of his property, is entered; or (3) an interim receiver, trustee or other custodian is appointed without the consent of Borrower for all or a substantial part of the property of Borrower.

          (e)  Voluntary Bankruptcy; Appointment of Receiver; etc.  (i)  An
               ---------------------------------------------------
order for relief is entered with respect to Borrower, or Borrower commences a voluntary case under the

Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of Borrower's property; or (ii) Borrower makes any assignment for the benefit of creditors.

          An Event of Default shall be deemed "continuing" until waived in writing.

          5.2.  Acceleration; Remedies.  Upon the occurrence of any Event of
                ----------------------
Default described in the foregoing
subsections 5.1(d) or (e), the unpaid principal amount of and any and all accrued interest on this Promissory Note shall automatically become immediately due and payable without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by Borrower; and upon the occurrence and during the continuance of any other Event of Default, Lender may by written notice to Borrower declare the unpaid principal amount of and any and all accrued and unpaid interest on this Promissory Note to be, and the same shall thereupon be, immediately due and payable without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by Borrower. In addition, upon the occurrence of an Event of Default, Lender may thereupon exercise all other rights, powers and remedies granted to Lender by law and in equity, all of which rights, powers and remedies are cumulative and non-exclusive.

                                   ARTICLE VI
                                  MISCELLANEOUS

          Section 6.1.  Tax Liability of Lender.  In addition to all other
                        -----------------------
amounts payable by Borrower to Lender hereunder, Borrower hereby agrees to pay to Lender on the Maturity Date in lawful money of the United States of America and in immediately available funds, an amount equal to the aggregate tax liability of Lender attributable to interest accruing hereunder on the Loans, as determined in good faith by Lender and notified to Borrower on or prior to such date.

          Section 6.2.   Amendments, etc.  No amendment or waiver of any
                         ---------------
provision of this Promissory Note, nor consent to any departure by Lender herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender; and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 6.3.   Notices.  Any notice required hereunder shall be in
                         -------
writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days following deposit in the United States mails, registered or certified mail return receipt requested with proper postage prepaid, and addressed to the party to be notified; (ii) one (1) day following delivery to a reputable overnight courier, addressed to the party to be notified; (iii) upon delivery thereof, if delivered by hand to the party to be notified; or (iv) upon acknowledgement of receipt thereof if transmitted to a valid telecopier number for the party to be notified; in each case to the address of the party to be notified as set forth below or to such other address as each party may designate for itself by like notice:

          If to Lender, to:

               MEDICON, INC.
               40 Skokie Boulevard
               Northbrook, Illinois 60062
               Attention: General Counsel

               Facsimile No.:  (708) 559-6900

          If to Borrower, to:

               ALAN H. SPIRO
               266 Vine Street
               Highland Park, Illinois 60035
               Facsimile No.:  (708) 559-6900


          with a copy to:

               ALTHEIMER & GRAY
               10 South Wacker Drive
               Suite 4000
               Chicago, Illinois 60606
               Attention: Michael Peck, Esq.

               Facsimile No.:  (312) 715-4800

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

          Section 6.4.  No Waiver; Remedies.  No failure on the part of Lender
                        -------------------
to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 6.5.  Costs and Expenses.  Borrower agrees to pay on demand
                        ------------------
all costs and expenses incurred by Lender as the result of acts of or omissions by Borrower, whether or not constituting an Event of Default, in connection with this Promissory Note, and any other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities under this Promissory Note and such other documents. Borrower further agrees to pay on demand all losses, costs and expenses, if any (including reasonable counsel fees and expenses), of Lender in connection with the enforcement of this Promissory Note and any other documents delivered in connection herewith, including, without limitation, losses, costs and expenses sustained by Lender as a result of a default by Borrower in the performance of his obligations contained in this Promissory Note or any document delivered in connection herewith.

          Section 6.6.  Choice of Law.  BORROWER AGREES THAT THIS PROMISSORY
                        -------------
NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. ANY DISPUTE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS PROMISSORY NOTE, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE ILLINOIS.


          Section 6.7.  Waiver of Jury Trial.  BORROWER WAIVES ANY RIGHT TO HAVE
                        --------------------
A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS PROMISSORY NOTE. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          Section 6.8.  Successors and Assigns.  This Promissory Note shall be
                        ----------------------
binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lender. The rights and obligations of Borrower hereunder, or any interest therein, may not be assigned without the prior written consent of Lender.

          Section 6.9.  Indemnification.  Borrower hereby agrees to indemnify
                        ---------------
and hold harmless Lender from and against any and all claims, damages, liabilities and expenses (including, without limitation, fees and disbursements of counsel) that may be incurred by or asserted against Lender in connection with the investigation of , preparation for or defense of any pending or threatened claim or any action or proceeding arising out of or relating to this Promissory Note and the transactions contemplated hereby.

          Section 6.10.  Severability of Provisions.  Any provision of this
                         --------------------------
Promissory Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 6.11.  Headings.  The Article and Section headings of this
                         --------
Promissory Note are for convenience of reference only and shall not, for any purpose, be deemed a part hereof.


                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, Borrower has executed this
Promissory Note as of the date first above written.




                                   -----------------------------
                                        ALAN H. SPIRO